                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2002
                                                         ----------------



                       UNITED DOMINION REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Virginia                                           1-10524                                         54-0857512
-----------------------------------------            ------------------------------------                 -------------------------
    (State or other jurisdiction of                      (Commission File Number)                             (I.R.S. Employer
     incorporation of organization)                                                                          Identification No.)



       1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
       ------------------------------------------------------------------
               (Address of principal executive offices - zip code)



                                 (720) 283-6120
                                 --------------
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS

On February 4, 2002, United Dominion Realty Trust, Inc. ("United Dominion"), the registrant, issued a Press Release announcing 2001 fourth quarter results of operations. The following is a summary of United Dominion Realty Trust, Inc.'s Press Release:

                   UNITED DOMINION REALTY TRUST, INC. REPORTS
                      FOURTH QUARTER 2001 OPERATING RESULTS
                       OF GROWTH IN FUNDS FROM OPERATIONS
                         OF 8% OVER FOURTH QUARTER 2000
             AND COMPLETION OF $500 MILLION OF CAPITAL TRANSACTIONS

RICHMOND, VA. (February 4, 2002) United Dominion Realty Trust, Inc. (NYSE symbol: UDR) today reported Funds From Operations ("FFO") of $47.7 million, or $0.40 per share, for the quarter ended December 31, 2001, a per share increase of 8.1% over FFO of $0.37 per share, or $45.6 million, for the comparable period a year ago. FFO for the twelve months ended December 31, 2001 was $187.4 million, or $1.55 per share, up 4.7% per share from FFO of $1.48 per share, or $182.3 million, for the twelve months ending December 31, 2000 (before one time charges). FFO is reported on a diluted basis.

Adjusted Funds From Operations ("AFFO"), which management believes is the best measure of economic profitability for real estate investment trusts, was $38.4 million, or $0.32 per share, for the quarter ended December 31, 2001,equivalent to a per share AFFO of $0.32 per share, or $39.6 million, for the comparable period a year ago. AFFO for the twelve months ended December 31, 2001 was $155.9 million, or $1.29 per share, up 0.8% per share from AFFO of $1.28 per share, or $157.5 million, for the twelve months ending December 31, 2000 (before one time charges). AFFO is reported on a diluted basis.

                                   Highlights

o   8% Growth in FFO over Fourth Quarter 2000
o   Earnings in line with First Call consensus estimates
o   1.5% Growth in Same Community Net Operating Income
o   $500 Million of Capital Transactions

Portfolio Operating Performance and Same Community Results

During the fourth quarter, 73,555 apartment homes, or 94.8% of total apartment homes, were classified as same community.

          Same Community Results ($ in thousands, except monthly rent)

                                4th Qtr `01       4th Qtr `00        % Change
                                -----------       -----------        --------
Gross Potential Rent               $155,923          $150,687          3.5%
Rental & Other Income               149,598           146,024          2.4%
Expenses                             55,166            52,962          4.2%
Net Operating Income                 94,432            93,062          1.5%

Avg. monthly rent per home             $707              $683          3.5%
Avg. monthly rent per SF               0.81              0.78          3.5%
Avg. physical occupancy               94.2%             94.2%          0.0%
Operating margin                      63.1%             63.7%         -0.6%

Resident Credit Loss                   1.3%              0.6%          0.7%
Rent Concessions                       2.7%              1.4%          1.3%
Resident Turnover Rate                20.6%             15.7%          4.9%

On a year-over-year basis, fourth quarter 2001 same community NOI growth of 1.5% was the result of a 2.4% increase in revenues from rental and other income and a 4.2% increase in operating expenses.

Currently, the Company operates in 62 markets, and of those markets, 45 markets, or 73%, generated positive Same Community NOI growth fourth quarter 2001 over fourth quarter 2000.

Quarter-over-quarter for fourth quarter 2001 versus third quarter 2001, the Company saw a .7% increase in NOI, 1% increase in revenues from rental and other income and a 1.5% increase in operating expenses for Same Community Results. Occupancy increased in the fourth quarter 2001 to 94.2% from a 93.8% occupancy in third quarter 2001.

Capital Transactions

In December, the Company closed on a commitment for a $400 million Fannie Mae Revolving Credit Facility. The facility contains an initial term of ten years, and includes an option to the Company to extend the term an additional five years at the then market rate. The loan will be used to refinance existing secured debt at lower interest rates and will extend maturities and contribute to an improvement in the Company's Fixed Charge Coverage Ratio. The Company's Fixed Charge Coverage Ratio was 1.85x as of December 31, 2000 and has improved by 30 basis points to 2.15x as of December 31, 2001.

The Company sold 4.1 million shares of Common Stock to the public in the Fourth Quarter at a price per share of $14.40. The proceeds will be used to acquire additional apartment communities.

During the quarter, the Company also sold three tracts of land for a total sales price of $7.2 million and recognized no gain or loss on these sales.

On December 31, 2001, the Company closed on the purchase of three newly completed apartment communities it had developed in a joint venture with Credit Suisse First Boston ("CSFB"); the Meridian I, a 250-unit development in Dallas; the Sierra Canyon, a 236-unit development in Phoenix; and the Mandolin, a 308-unit development in Dallas. The Company purchased CSFB's 75% interest for $46 million at a cap rate of 8.7%. These properties were 97% leased at average monthly rents of $967.

Development Activity

The Company began the year with 2,426 apartment units under development and has now delivered 1,964 units with a projected stabilized return on average of 10.5%. The Company currently has two communities under construction containing a total of 462 apartment units (of which 254 units have previously been delivered). Greensview II, a 192-unit apartment community in Denver, Colorado, will be completed by the end of this month. The Meridian II, a 270-unit apartment community in Dallas, Texas, is expected to be completed in the second quarter of 2002. The projected stabilized return on these two communities is 10.6% and 9.8% respectively.

Impairment Charge and Non-Recurring Income

In December, Realeum, a technology venture through which the Company and two other multifamily REIT entities have been co-developing a web-based property management system, successfully completed a secondary equity offering in which it raised approximately $15 million of new capital in exchange for a 45.6% ownership stake. The additional capital provides Realeum more flexibility as it rolls the product out for beta testing and continues its marketing and system enhancement processes. As a result of the equity offering, the Company's ownership stake was reduced to approximately 4%, and the market valuation of its stake was established at approximately $1.3 million. Although management believes the potential revenue enhancements and cost efficiencies to be derived from an implementation of this system would enable United Dominion to recover its full investment in Realeum, a more conservative accounting treatment that requires a write-down of this investment to market value is appropriate. As a result, the Company's $3.5 million aggregate investment was adjusted to $1.3 million in the fourth quarter.

The Company recognized $1.4 million of deferred development fees as "Other Income" in the quarter ended December 31, 2001 in connection with the completion of the joint venture projects. Portions of the development fees were not fully recognized until either the completion of construction or sale of the properties.

Conference Call Information

United Dominion will hold a conference call on February 5, 2002 at 1:00 pm Eastern Savings Time (EST) to review these results. The domestic number to call and participate is 1-888-413-4411. To hear a replay of this call, please call 1-888-266-2086, Access Code: 5737336. The call can also be heard via webcast at www.udrt.com or www.streetevents.com. A replay will be available on these web sites for 90 days.

About United Dominion Realty Trust, Inc.

United Dominion is one of the country's largest multifamily real estate investment trusts, owning and operating apartment communities nationwide. The company currently owns over 77,000 apartment homes and is the developer for almost 500 homes under construction. United Dominion's common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on the company's web site at www.udrt.com.

                                       ###

In addition to historical information, this press release contains forward-looking statements. The statements are based on current expectations, estimates and projections about the industry and markets in which United Dominion operates, as well as management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which may cause the company's actual results, performance, achievements pursuant to its disposition programs and its other activities to be materially different from the results, plans or expectations expressed or implied by such statements. For more details, please refer to the company's SEC filings, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q.

                             Financial Tables Follow

================================================================================

Attachment 1
------------

                          UNITED DOMINION REALTY TRUST, INC.
                         CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (Unaudited)

                                                                           Three Months Ended             Twelve Months Ended
                                                                               December 31,                   December 31,
                                                                      ---------------------------     --------------------------
In thousands, except per share amounts                                   2001             2000           2001             2000
-------------------------------------------------------------------------------------------------    ---------------------------
Rental income                                                         $ 155,837         $ 155,750      $ 618,590       $ 626,594

Rental expenses:
        Real estate taxes and insurance                                  16,384            16,861         67,671          69,071
        Personnel                                                        15,929            16,331         63,043          65,666
        Repair and maintenance                                           10,227             8,902         36,844          36,469
        Utilities                                                         8,710             8,975         36,707          35,560
        Administrative and marketing                                      6,241             5,698         23,315          23,771
        Property management                                               4,305             4,432         17,107          18,392
        Other operating                                                     337               320          1,477           1,426
                                                                      ---------         ---------      ---------       ---------
                                                                         62,133            61,519        246,164         250,355
Other income:
        Non-property income                                               2,425               894          4,593           5,326

Other expenses:
        Real estate depreciation                                         37,405            37,689        151,845         152,994
        Interest                                                         34,691            38,114        144,379         156,040
        Severance costs and other organizational charges                      -                 -          5,404 (B)       1,020 (D)
        Litigation settlement charges                                         -                 -              -           2,700 (E)
        Impairment loss on real estate and investments                    2,248 (A)             -          5,436 (C)           -
        General and administrative                                        7,037             4,610         21,730          15,724
        Non real estate depreciation and amortization                       903               929          3,482           4,367
                                                                      ---------         ---------      ---------       ---------
                                                                         82,284            81,342        332,276         332,845

Income before gains on sales of investments, minority interests
 and extraordinary item                                                  13,845            13,783         44,743          48,720
Gain on sales of depreciable property                                         -            11,728         24,748          30,618
Gain on land sales                                                            -                 -              -             832
                                                                      ---------         ---------      ---------       ---------
Income before minority interests and extraordinary item                  13,845            25,511         69,491          80,170
Minority interests of outside partnerships                                 (566)             (375)        (2,225)         (1,501)
Minority interests of unitholders in operating partnership                 (249)           (1,125)        (1,967)         (2,885)
                                                                      ---------         ---------      ---------       ---------
Income before extraordinary item                                         13,030            24,011         65,299          75,784
Extraordinary item - early extinguishment of debt                        (2,726)              564         (3,471)            831
                                                                      ---------         ---------      ---------       ---------
Net income                                                               10,304            24,575         61,828          76,615
Distributions to preferred shareholders - Series A and B                 (2,911)           (5,258)       (15,762)        (21,591)
Distributions to preferred shareholders - Series D (Convertible)         (3,857)           (3,825)       (15,428)        (15,300)
(Premium) / discount on preferred share repurchases                           -               595         (3,496)          2,929
                                                                      ---------         ---------      ---------       ---------
Net income available to common shareholders                           $   3,536         $  16,087      $  27,142       $  42,653
                                                                      =========         =========      =========       =========

Earnings per common share:
        Basic                                                         $    0.04         $    0.16      $    0.27       $    0.41
        Diluted                                                       $    0.04         $    0.16      $    0.27       $    0.41

Common distributions declared per share                               $  0.2700         $  0.2675      $  1.0800       $  1.0700

Weighted average number of common shares outstanding-basic               99,432           102,710        100,339         103,072
Weighted average number of common shares outstanding-diluted            100,286           102,805        101,037         103,208

(A)  Represents writedown of investment in Realeum, Inc.
(B) Represents non-recurring charges related primarily to workforce reductions, other severance costs and executive office relocation costs.
(C) Represents writedown of seven undeveloped land sites in selected markets ($2,788), the Company's investment in online apartment leasing company ($400) and the Company's investment in Realeum, Inc. ($2,248).
(D) Represents non-recurring charge incurred under employment agreements for certain executives of the Company.
(E) Represents the costs associated with the settlement of a class action lawsuit.

================================================================================

================================================================================

Attachment 2
------------

                       UNITED DOMINION REALTY TRUST, INC.
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

                                                                                      Three Months Ended           Year Ended
                                                                                         December 31,             December 31,
                                                                                    -----------------------  ----------------------
In thousands, except per share amounts                                                2001         2000        2001       2000
-----------------------------------------------------------------------------------------------------------  ----------------------
Net income                                                                          $   10,304   $   24,575  $   61,828  $   76,615

Adjustments:
   Distributions to preferred shareholders                                              (6,768)      (9,083)    (31,190)    (36,891)
   Real estate depreciation, net of outside partners' interest                          37,018       37,346     150,206     151,520
   Gains on sale of depreciable property, net of outside partners' interest                  -      (11,728)    (24,007)    (30,300)
   Minority interests of unitholders in operating partnership                              249        1,125       1,967       2,885
   Real estate depreciation related to unconsolidated entities                             360           63       1,105         251
   Extraordinary item-early extinguishment of debt                                       2,726         (564)      3,471        (831)
                                                                                    ----------   ----------  ----------  ----------
   Funds from operations-basic                                                      $   43,889   $   41,734  $  163,380  $  163,249
                                                                                    ==========   ==========  ==========  ==========

Adjustment:
   Distribution to preferred shareholders-Series D (Convertible)                         3,857        3,825      15,428      15,300

                                                                                    ----------   ----------  ----------  ----------
   Funds from operations-diluted                                                    $   47,746   $   45,559  $  178,808  $  178,549
                                                                                    ==========   ==========  ==========  ==========

Adjustment:
   Recurring capital expenditures                                                       (9,373)      (5,993)    (31,535)    (24,776)

                                                                                    ----------   ----------  ----------  ----------
   Adjusted funds from operations-diluted                                           $   38,373   $   39,566  $  147,273  $  153,773
                                                                                    ==========   ==========  ==========  ==========


Weighted average number of common shares and OP Units outstanding-basic                106,625      110,234     107,741     110,622
Weighted average number of common shares and OP Units outstanding-diluted              120,037      122,575     120,728     123,005

FFO per common share-basic                                                          $     0.41   $     0.38  $     1.52  $     1.48
                                                                                    ==========   ==========  ==========  ==========
FFO per common share-diluted                                                        $     0.40   $     0.37  $     1.48  $     1.45
                                                                                    ==========   ==========  ==========  ==========
AFFO per common share-basic                                                         $     0.32   $     0.32  $     1.22  $     1.25
                                                                                    ==========   ==========  ==========  ==========
AFFO per common share-diluted                                                       $     0.32   $     0.32  $     1.22  $     1.25
                                                                                    ==========   ==========  ==========  ==========

Adjustments for One Time Charges:
--------------------------------------------------------------------------------
One time charges (refer to notes (B) and (C) on Attachment 1)                                -            -       8,592       3,720

                                                                                    ----------   ----------  ----------  ----------
   Funds from operations- diluted before one time charges                           $   47,746   $   45,559  $  187,400  $  182,269
                                                                                    ==========   ==========  ==========  ==========

                                                                                    ----------   ----------  ----------  ----------
   Adjusted Funds from operation-diluted before one time charges                    $   38,373   $   39,566  $  155,865  $  157,493
                                                                                    ==========   ==========  ==========  ==========

FFO per common share-diluted before one time charges                                $     0.40   $     0.37  $     1.55  $     1.48
                                                                                    ==========   ==========  ==========  ==========
AFFO per common share-diluted before one time charges                               $     0.32   $     0.32  $     1.29  $     1.28
                                                                                    ==========   ==========  ==========  ==========

FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in October, 1999 which became effective beginning January 1, 2000.

AFFO is defined as FFO less recurring capital expenditures for our stabilized portfolio at $418 per unit in 2001 and $311 per unit in 2000.

================================================================================

================================================================================

Attachment 3
------------

                       UNITED DOMINION REALTY TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                                                December 31,         December 31,
In thousands, except per share amounts                                                              2001                 2000
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Real estate owned:
      Real estate held for investment                                                            $   3,858,579        $   3,758,974
          Less: accumulated depreciation                                                              (646,366)            (506,871)
                                                                                             -----------------     ----------------
                                                                                                     3,212,213            3,252,103
      Real estate under development                                                                     40,240               60,366
      Real estate held for disposition (net of accumulated depreciation of $0 and $2,534)                8,848               14,446
                                                                                             -----------------     ----------------
      Total real estate owned, net of accumulated depreciation                                       3,261,301            3,326,915
Cash and cash equivalents                                                                                4,641               10,305
Restricted cash                                                                                         26,830               44,943
Deferred financing costs, Net                                                                           15,802               14,271
Investment in unconsolidated development joint venture                                                   3,355                8,088
Other assets                                                                                            36,162               49,435
                                                                                             -----------------     ----------------
      Total assets                                                                               $   3,348,091        $   3,453,957
                                                                                             =================     ================

LIABILITIES AND SHAREHOLDERS' EQUITY

Secured debt                                                                                     $     974,177        $     866,115
Unsecured debt                                                                                       1,090,020            1,126,215
Real estate taxes payable                                                                               28,099               30,554
Accrued interest payable                                                                                16,779               18,059
Security deposits and prepaid rent                                                                      20,481               22,524
Distributions payable                                                                                   33,457               36,128
Accounts payable, accrued expenses and other liabilities                                                66,688               47,144
                                                                                             -----------------     ----------------
      Total liabilities                                                                              2,229,701            2,146,739

Minority interests                                                                                      75,665               88,326

Shareholders' equity

      Preferred stock, no par value; $25 liquidation preference,
        25,000,000 shares authorized;
          0 shares 9.25% Series A Cumulative Redeemable issued and outstanding
             (3,969,120 shares in 2000)                                                                      -               99,228
          5,416,009 shares 8.60% Series B Cumulative Redeemable issued and outstanding
             (5,439,109 shares in 2000)                                                                135,400              135,978
          8,000,000 shares 7.50% Series D Cumulative Convertible Redeemable issued
             and outstanding (8,000,000 shares in 2000)                                                175,000              175,000
      Common stock, $1 par value; 150,000,000 shares authorized
          103,133,279 shares issued and outstanding (102,219,250 shares in 2000)                       103,133              102,219
      Additional paid-in capital                                                                     1,098,029            1,081,387
      Distributions in excess of net income                                                           (448,345)            (366,531)
      Deferred compensation - unearned restricted stock awards                                          (1,312)                (828)
      Notes receivable from officer-shareholders                                                        (4,309)              (7,561)
      Accumulated other comprehensive loss, net                                                        (14,871)(A)                -
                                                                                             -----------------     ----------------
      Total shareholders' equity                                                                     1,042,725            1,218,892
                                                                                             -----------------     ----------------
      Total liabilities and shareholders' equity                                                 $   3,348,091        $   3,453,957
                                                                                             =================     ================

   (A) Represents net unrealized loss on derivative financial instruments.

================================================================================

================================================================================

Attachment 4
------------

                       UNITED DOMINION REALTY TRUST, INC.
                         SELECTED FINANCIAL INFORMATION
                                DECEMBER 31, 2001
                             (Dollars in thousands)
                                  (Unaudited)

--------------------------------------------------------------------------------
                                 DEBT STRUCTURE
--------------------------------------------------------------------------------

                                                      Balance          % of Total       Interest Rate
                                                      -------          ----------       -------------
        Secured                   Fixed            $  516,449               25.0%               7.65%
                                  Floating            457,728               22.2%               3.60%
                                                   --------------------------------------------------
                                  Combined            974,177               47.2%               5.75%

        Unsecured                 Fixed               749,820               36.3%               7.78%
                                  Floating            340,200               16.5%               3.08%
                                                   --------------------------------------------------
                                  Combined          1,090,020               52.8%               6.31%

        Interest Rate Swaps (A)   Fixed               282,000                                   7.20%
                                  Floating           (282,000)                                  3.13%


        Total Debt                Fixed             1,548,269               75.0%               7.63%
                                  Floating            515,928               25.0%               3.51%
                                                   --------------------------------------------------
                                  Combined         $2,064,197              100.0%               6.60%
                                                   ==================================================

       (A) United Dominion has 16 interest rate swap agreements with a notional amount aggregating $282.0 million that are used to fix the interest rate on a portion of its variable rate debt.

--------------------------------------------------------------------------------
                                 DEBT MATURITIES
--------------------------------------------------------------------------------

                    Secured Debt     Bank Lines    Unsecured Debt          Total
                    ------------     ----------    --------------          -----
       2002             $ 53,609              -          $ 55,038     $  108,647
       2003               39,076       $230,200           115,376        384,652
       2004              129,281              -           229,187        358,468
       2005              125,312              -           122,917        248,229
       2006               46,791              -           128,179        174,970
 Thereafter              580,108              -           209,123        789,231
            --------------------------------------------------------------------
                        $974,177       $230,200          $859,820     $2,064,197
            ====================================================================

--------------------------------------------------------------------------------
                                 COVERAGE RATIOS
--------------------------------------------------------------------------------

            Interest Coverage Ratio                                 2.57 (B)
            Fixed Charge Coverage Ratio                             2.15 (C)

            (B) EBITDA (before non-recurring items) divided by interest expense.

            (C) EBITDA (before non-recurring items) divided by interest expense and preferred dividends.

--------------------------------------------------------------------------------
                              MARKET CAPITALIZATION
--------------------------------------------------------------------------------

                                                          Balance
                                                          -------
                                                       as of 12/31/01         % of Total
            Total debt                                        $2,064,197           52.1%
            Preferred equity at market                           309,046            7.8%
            Common shares & OP units at $14.40                 1,586,765           40.1%
                                                       ---------------------------------
            Total market capitalization                       $3,960,008          100.0%
                                                       =================================

================================================================================

        Attachment 5
        ------------

                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2001
                             (Dollars in thousands)
                                   (Unaudited)

                                             % of Total
                                              Portfolio                                         Same Community
                                       Total   Based on    Total Same     -------------------------------------------------------
                                                                          ----------------------------- -------------------------
                                     Apartment    YTD       Community          Physical Occupancy               Rental Rate
                                                                          ----------------------------- -------------------------
                                       Homes    2001 NOI      Homes       QTD 01     QTD 00    Change   QTD 01    QTD 00   Change
                                     --------------------------------------------------------------------------------------------
        Houston, TX                    5,722      5.8%        5,722         95.2%      92.9%     2.3%    $  635    $  610    4.1%
        Orlando, FL                    4,140      5.6%        3,848         91.5%      94.1%    -2.6%       720       693    3.9%
        Dallas, TX                     5,177      5.5%        4,533         94.8%      95.5%    -0.7%       688       666    3.3%
        Phoenix, AZ                    3,854      4.8%        3,460         92.9%      91.9%     1.0%       715       706    1.3%
        San Antonio, TX                3,827      4.3%        3,348         94.5%      93.3%     1.2%       667       647    3.1%
        Tampa, FL                      3,372      4.3%        3,372         93.7%      95.5%    -1.8%       705       680    3.7%
        Fort Worth, TX                 3,561      4.1%        3,561         96.2%      96.9%    -0.7%       649       619    4.8%
        San Francisco, CA                980      4.0%          980         96.5%      99.5%    -3.0%     1,719     1,706    0.8%
        Raleigh, NC                    3,283      3.9%        2,951         93.8%      89.9%     3.9%       707       713   -0.8%
        Richmond, VA                   2,372      3.7%        2,372         95.9%      96.1%    -0.2%       721       694    3.9%
        Columbus, OH                   2,527      3.2%        2,175         95.2%      94.7%     0.5%       675       660    2.3%
        Monterey Penninsula, CA        1,706      3.1%        1,706         93.6%      96.6%    -3.0%       894       816    9.6%
        Charlotte, NC                  2,710      2.7%        2,490         88.4%      91.7%    -3.3%       693       673    3.0%
        Nashville, TN                  2,220      2.7%        2,220         94.6%      94.3%     0.3%       686       682    0.6%
        Southern California            1,414      2.6%        1,414         96.1%      95.5%     0.6%       931       854    9.0%
        Greensboro, NC                 2,122      2.5%        2,122         90.2%      91.5%    -1.3%       646       633    2.1%
        Metropolitan DC                1,291      2.4%        1,171         96.7%      98.5%    -1.8%       884       797   10.9%
        Wilmington, NC                 1,869      2.3%        1,869         94.2%      89.3%     4.9%       665       654    1.7%
        Baltimore, MD                  1,291      2.3%        1,291         96.7%      98.7%    -2.0%       840       781    7.6%
        Norfolk, VA                    1,437      2.0%        1,437         95.1%      95.1%     0.0%       678       646    5.0%
        Atlanta, GA                    1,426      1.9%        1,426         91.9%      95.6%    -3.7%       746       728    2.5%
        Memphis, TN                    1,956      1.9%        1,956         90.9%      93.1%    -2.2%       631       627    0.6%
        Columbia, SC                   1,584      1.7%        1,584         96.2%      95.0%     1.2%       589       580    1.6%
        East Lansing, MI               1,226      1.5%        1,226         97.3%      94.9%     2.4%       669       649    3.1%
        Jacksonville, FL               1,157      1.3%        1,157         95.0%      90.0%     5.0%       670       661    1.4%
        Seattle, Wa                      628      1.0%          628         93.4%      95.7%    -2.3%       753       711    5.9%
        Other Western                  2,594      3.7%        2,174         95.3%      97.0%    -1.7%       750       698    7.4%
        Other Florida                  2,073      3.5%        1,905         94.1%      95.1%    -1.0%       707       681    3.8%
        Other Pacific                  1,757      2.3%        1,490         94.7%      93.3%     1.4%       707       682    3.7%
        Other Midwestern               2,122      2.2%        2,122         93.6%      90.8%     2.8%       637       621    2.6%
        Other North Carolina           1,893      2.1%        1,893         95.6%      94.7%     0.9%       570       556    2.5%
        Other Southwestern             2,212      2.1%        1,888         94.3%      95.6%    -1.3%       590       577    2.3%
        Other Mid-Atlantic               928      1.7%          928         97.9%      95.0%     2.9%       784       749    4.7%
        Other Southeastern               764      0.9%          764         95.9%      90.9%     5.0%       586       583    0.5%
        Other Northeastern               372      0.5%          372         96.6%      96.1%     0.5%       689       649    6.2%

                                   ----------------------------------------------------------------------------------------------
             Totals                   77,567      100%       73,555         94.2%      94.2%     0.0%    $  707    $  683    3.5%
                                   ==============================================================================================

================================================================================

        ========================================================================

        Attachment 6
        ------------

                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 2001
                             (Dollars in thousands)
                                   (Unaudited)

                                                                   Same Community
                                -----------------------------------------------------------------------------------
                                -------------------------  --------------------------   ---------------------------
                                        Revenues                     Expenses               Net Operating Income
                                -------------------------  --------------------------   ---------------------------
                                 QTD 01   QTD 00   Change    QTD 01    QTD 00  Change    QTD 01    QTD 00    Change
                                -------------------------  --------------------------   ---------------------------
                                -------------------------  --------------------------   ---------------------------
        Houston, TX             $ 10,433 $  9,759    6.9%  $  4,696   $ 4,462    5.2%   $ 5,737   $ 5,297      8.3%
        Orlando, FL                7,744    7,789   -0.6%     2,969     2,831    4.9%     4,775     4,958     -3.7%
        Dallas, TX                 9,063    8,851    2.4%     3,650     3,606    1.2%     5,413     5,245      3.2%
        Phoenix, AZ                6,767    6,660    1.6%     2,293     2,344   -2.2%     4,474     4,316      3.7%
        San Antonio, TX            5,958    6,167   -3.4%     2,872     2,485   15.6%     3,086     3,682    -16.2%
        Tampa, FL                  6,945    6,883    0.9%     2,847     2,649    7.5%     4,098     4,234     -3.2%
        Fort Worth, TX             6,976    6,670    4.6%     2,724     2,881   -5.4%     4,252     3,789     12.2%
        San Francisco, CA          4,922    5,173   -4.9%     1,232     1,152    6.9%     3,690     4,021     -8.2%
        Raleigh, NC                5,764    5,706    1.0%     1,882     1,834    2.6%     3,882     3,872      0.3%
        Richmond, VA               5,118    5,064    1.1%     1,446     1,428    1.3%     3,672     3,636      1.0%
        Columbus, OH               4,350    4,228    2.9%     1,348     1,467   -8.1%     3,002     2,761      8.7%
        Monterey Penninsula, CA    4,426    4,185    5.8%     1,383     1,299    6.5%     3,043     2,886      5.4%
        Charlotte, NC              4,310    4,587   -6.0%     2,137     1,903   12.3%     2,173     2,684    -19.0%
        Nashville, TN              4,436    4,453   -0.4%     1,738     1,669    4.1%     2,698     2,784     -3.1%
        Southern California        3,851    3,551    8.4%     1,159     1,092    6.1%     2,692     2,459      9.5%
        Greensboro, NC             3,737    3,788   -1.3%     1,323     1,242    6.5%     2,414     2,546     -5.2%
        Metropolitan DC            3,164    2,906    8.9%       857       842    1.8%     2,307     2,064     11.8%
        Wilmington, NC             3,633    3,331    9.1%     1,228     1,145    7.2%     2,405     2,186     10.0%
        Baltimore, MD              3,268    3,111    5.0%       899       905   -0.7%     2,369     2,206      7.4%
        Norfolk, VA                2,942    2,790    5.4%       956       997   -4.1%     1,986     1,793     10.8%
        Atlanta, GA                2,942    3,113   -5.5%     1,312     1,172   11.9%     1,630     1,941    -16.0%
        Memphis, TN                3,113    3,390   -8.2%     1,503     1,415    6.2%     1,610     1,975    -18.5%
        Columbia, SC               2,791    2,722    2.5%     1,044     1,018    2.6%     1,747     1,704      2.5%
        East Lansing, MI           2,594    2,322   11.7%       734       600   22.3%     1,860     1,722      8.0%
        Jacksonville, FL           2,238    2,098    6.7%       967       889    8.8%     1,271     1,209      5.1%
        Seattle, Wa                1,361    1,353    0.6%       470       475   -1.1%       891       878      1.5%
        Other Western              4,833    4,540    6.5%     1,477     1,422    3.9%     3,356     3,118      7.6%
        Other Florida              3,950    3,833    3.1%     1,421     1,368    3.9%     2,529     2,465      2.6%
        Other Pacific              3,112    2,899    7.3%     1,134     1,111    2.1%     1,978     1,788     10.6%
        Other Midwestern           3,896    3,704    5.2%     1,655     1,613    2.6%     2,241     2,091      7.2%
        Other North Carolina       3,306    3,126    5.8%     1,118     1,101    1.5%     2,188     2,025      8.0%
        Other Southwestern         3,282    3,196    2.7%     1,382     1,210   14.2%     1,900     1,986     -4.3%
        Other Mid-Atlantic         2,284    2,091    9.2%       593       597   -0.7%     1,691     1,494     13.2%
        Other Southeastern         1,315    1,255    4.8%       466       476   -2.1%       849       779      9.0%
        Other Northeastern           774      730    6.0%       251       262   -4.2%       523       468     11.8%

                                -----------------------------------------------------------------------------------
             Totals             $149,598 $146,024    2.4%  $ 55,166   $52,962    4.2%   $94,432   $93,062      1.5%
                                ===================================================================================

        ========================================================================

================================================================================

 Attachment 7
 ------------

                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                             (Dollars in thousands)
                                   (Unaudited)

                                           % of Total
                                            Portfolio                                    Same Community
                                   Total    Based on  Total Same    --------------------------------------------------------
                                                                    ---------------------------   --------------------------
                                 Apartment     YTD     Community          Physical Occupancy            Rental Rate
                                                                    ---------------------------   --------------------------
                                   Homes    2001 NOI     Homes        YTD 01    YTD 00   Change    YTD 01   YTD 00    Change
                                 -------------------------------------------------------------------------------------------
        Houston, TX                5,722       5.8%      5,486           94.0%    92.8%    1.2%   $   616  $   598      3.0%
        Orlando, FL                4,140       5.6%      3,848           92.7%    94.4%   -1.7%       709      685      3.5%
        Dallas, TX                 5,177       5.5%      4,533           95.3%    95.2%    0.1%       681      659      3.3%
        Phoenix, AZ                3,854       4.8%      3,138           93.5%    93.3%    0.2%       701      679      3.2%
        Tampa, FL                  3,372       4.3%      3,372           94.1%    94.7%   -0.6%       694      671      3.4%
        San Antonio, TX            3,827       4.3%      3,348           92.0%    93.7%   -1.7%       660      642      2.8%
        Fort Worth, TX             3,561       4.1%      3,561           96.6%    96.1%    0.5%       638      611      4.4%
        San Francisco, CA            980       4.0%        980           97.3%    99.5%   -2.2%     1,767    1,602     10.3%
        Raleigh, NC                3,283       3.9%      2,951           91.7%    90.8%    0.9%       719      707      1.7%
        Richmond, VA               2,372       3.7%      2,372           95.6%    96.2%   -0.6%       711      684      3.9%
        Columbus, OH               2,527       3.2%      2,175           93.5%    94.8%   -1.3%       670      656      2.1%
        Monterey Penninsula, CA    1,706       3.1%      1,706           95.4%    94.5%    0.9%       859      795      8.1%
        Charlotte, NC              2,710       2.7%      2,490           89.2%    92.0%   -2.8%       689      676      1.9%
        Nashville, TN              2,220       2.7%      2,220           94.2%    94.4%   -0.2%       688      680      1.2%
        Southern California        1,414       2.6%      1,414           95.8%    95.4%    0.4%       903      818     10.4%
        Greensboro, NC             2,122       2.5%      2,122           91.0%    92.5%   -1.5%       642      631      1.7%
        Metropolitan DC            1,291       2.4%      1,171           97.9%    98.0%   -0.1%       845      776      8.9%
        Wilmington, NC             1,869       2.3%      1,869           92.6%    89.5%    3.1%       661      648      2.0%
        Baltimore, MD              1,291       2.3%      1,291           97.1%    98.0%   -0.9%       817      765      6.8%
        Norfolk, VA                1,437       2.0%      1,437           95.4%    95.9%   -0.5%       665      632      5.2%
        Atlanta, GA                1,426       1.9%      1,426           93.3%    94.6%   -1.3%       741      718      3.2%
        Memphis, TN                1,956       1.9%      1,956           92.3%    94.5%   -2.2%       633      614      3.1%
        Columbia, SC               1,584       1.7%      1,584           95.0%    94.0%    1.0%       586      577      1.6%
        East Lansing, MI           1,226       1.5%      1,226           92.4%    93.0%   -0.6%       661      635      4.1%
        Jacksonville, FL           1,157       1.3%      1,157           92.9%    90.2%    2.7%       669      652      2.6%
        Seattle, Wa                  628       1.0%        628           94.9%    96.0%   -1.1%       742      701      5.8%
        Other Western              2,594       3.7%      2,174           96.0%    95.9%    0.1%       734      679      8.1%
        Other Florida              2,073       3.5%      1,905           94.0%    94.4%   -0.4%       697      673      3.6%
        Other Pacific              1,757       2.3%      1,490           93.2%    91.6%    1.6%       699      685      2.0%
        Other Midwestern           2,122       2.2%      2,122           93.0%    93.2%   -0.2%       629      613      2.6%
        Other North Carolina       1,893       2.1%      1,893           95.1%    94.2%    0.9%       566      550      2.9%
        Other Southwestern         2,212       2.1%      1,888           93.4%    95.1%   -1.7%       589      567      3.9%
        Other Mid-Atlantic           928       1.7%        928           96.6%    95.9%    0.7%       770      734      4.9%
        Other Southeastern           764       0.9%        764           94.8%    93.4%    1.4%       586      579      1.2%
        Other Northeastern           372       0.5%        372           96.4%    96.3%    0.1%       672      638      5.3%

                                 -------------------------------------------------------------------------------------------
             Totals               77,567       100%     72,997           94.0%    94.2%   -0.2%   $   698  $   672      3.9%
                                 ===========================================================================================

================================================================================

        ========================================================================

        Attachment 8
        ------------

                       UNITED DOMINION REALTY TRUST, INC.
                      OPERATING INFORMATION BY MAJOR MARKET
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                             (Dollars in thousands)
                                   (Unaudited)

                                                                   Same Community
                                -----------------------------------------------------------------------------------
                                ------------------------- ---------------------------- ----------------------------
                                        Revenues                     Expenses              Net Operating Income
                                ------------------------- ---------------------------- ----------------------------
                                 YTD 01   YTD 00   Change     YTD 01    YTD 00  Change    YTD 01   YTD 00    Change
                                ------------------------- ---------------------------- ----------------------------
                                ------------------------- ---------------------------- ----------------------------
        Houston, TX               $38,541  $36,870   4.5%   $17,121   $16,563     3.4%  $21,420   $20,307      5.5%
        Orlando, FL                31,091   30,941   0.5%    11,616    11,542     0.6%   19,475    19,399      0.4%
        Dallas, TX                 36,165   34,622   4.5%    14,539    13,879     4.8%   21,626    20,743      4.3%
        Phoenix, AZ                24,159   23,501   2.8%     8,362     8,388    -0.3%   15,797    15,113      4.5%
        Tampa, FL                  27,780   27,084   2.6%    11,051    10,627     4.0%   16,729    16,457      1.7%
        San Antonio, TX            24,016   24,469  -1.9%    10,307     9,596     7.4%   13,709    14,873     -7.8%
        Fort Worth, TX             27,588   26,062   5.9%    11,582    11,414     1.5%   16,006    14,648      9.3%
        San Francisco, CA          20,480   19,246   6.4%     5,034     4,657     8.1%   15,446    14,589      5.9%
        Raleigh, NC                22,889   22,997  -0.5%     7,847     7,129    10.1%   15,042    15,868     -5.2%
        Richmond, VA               20,335   19,848   2.5%     5,968     5,654     5.6%   14,367    14,194      1.2%
        Columbus, OH               16,865   16,752   0.7%     5,745     5,718     0.5%   11,120    11,034      0.8%
        Monterey Penninsula, CA    17,302   15,834   9.3%     5,448     5,049     7.9%   11,854    10,785      9.9%
        Charlotte, NC              17,500   18,545  -5.6%     7,820     7,154     9.3%    9,680    11,391    -15.0%
        Nashville, TN              17,468   17,372   0.6%     6,852     6,323     8.4%   10,616    11,049     -3.9%
        Southern California        14,801   13,493   9.7%     4,523     4,292     5.4%   10,278     9,201     11.7%
        Greensboro, NC             14,886   15,289  -2.6%     5,299     4,871     8.8%    9,587    10,418     -8.0%
        Metropolitan DC            12,257   11,203   9.4%     3,341     3,374    -1.0%    8,916     7,829     13.9%
        Wilmington, NC             14,130   13,352   5.8%     4,995     4,528    10.3%    9,135     8,824      3.5%
        Baltimore, MD              12,818   12,153   5.5%     3,702     3,599     2.9%    9,116     8,554      6.6%
        Norfolk, VA                11,521   11,009   4.7%     3,861     3,902    -1.1%    7,660     7,107      7.8%
        Atlanta, GA                12,051   12,094  -0.4%     4,696     4,454     5.4%    7,355     7,640     -3.7%
        Memphis, TN                13,116   13,575  -3.4%     5,882     5,413     8.7%    7,234     8,162    -11.4%
        Columbia, SC               10,901   10,733   1.6%     4,126     4,186    -1.4%    6,775     6,547      3.5%
        East Lansing, MI            9,340    8,936   4.5%     3,453     3,199     7.9%    5,887     5,737      2.6%
        Jacksonville, FL            8,717    8,382   4.0%     3,740     3,413     9.6%    4,977     4,969      0.2%
        Seattle, Wa                 5,570    5,270   5.7%     1,802     1,828    -1.4%    3,768     3,442      9.5%
        Other Western              19,133   17,427   9.8%     5,720     5,484     4.3%   13,413    11,943     12.3%
        Other Florida              15,489   15,105   2.5%     5,537     5,549    -0.2%    9,952     9,556      4.1%
        Other Pacific              11,920   11,254   5.9%     4,408     4,489    -1.8%    7,512     6,765     11.0%
        Other Midwestern           15,351   14,982   2.5%     6,582     6,058     8.6%    8,769     8,924     -1.7%
        Other North Carolina       12,834   12,311   4.2%     4,526     4,433     2.1%    8,308     7,878      5.5%
        Other Southwestern         12,842   12,509   2.7%     5,005     4,806     4.1%    7,837     7,703      1.7%
        Other Mid-Atlantic          8,855    8,308   6.6%     2,368     2,354     0.6%    6,487     5,954      9.0%
        Other Southeastern          5,241    5,071   3.4%     1,856     1,844     0.7%    3,385     3,227      4.9%
        Other Northeastern          3,064    2,880   6.4%     1,067       968    10.2%    1,997     1,912      4.4%

                                -----------------------------------------------------------------------------------
             Totals              $587,016 $569,479   3.1%  $215,781  $206,737     4.4% $371,235  $362,742      2.3%
                                ===================================================================================

        ========================================================================

================================================================================

Attachment 9
------------

                       UNITED DOMINION REALTY TRUST, INC.
                               DEVELOPMENT SUMMARY
                                DECEMBER 31, 2001
                  (Dollars in thousands, except Cost Per Home)
                                   (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                        2001 COMPLETIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Expected
                                           No. of Apt.    Development      Cost Per         Date                        First Year
                                             Homes           Cost            Home         Completed      % Leased         Return
                                          -------------  --------------  -------------- -------------- -------------  --------------
New Communities:
----------------
     Red Stone Ranch Apartments                    324         $19,400         $59,900         Sep-01         76.9%          9.4%
          Austin, TX

     Dominion Place at Kildaire Farm               332          23,600          71,100         Dec-01         49.0%         11.0%
          Raleigh, NC

Phase II Additions:
-------------------
     Manor at England Run III                      120           8,500          70,800         Sep-01         99.2%         10.1%
          Fredericksburg, VA

                                          -------------  --------------  --------------
          Total                                    776         $51,500         $66,400
                                          =============  ==============  ==============

------------------------------------------------------------------------------------------------------------------------------------
                                                        UNDER DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Expected       Expected
                               No. of Apt.     Completed        Cost to       Budgeted       Est. Cost    Completion     First Year
                                 Homes         Apt. Homes         Date           Cost        Per Home         Date         Return
                              -------------  --------------  -------------- -------------- -------------  ------------  ------------
New Communities:
----------------
     None

Phase II Additions:
-------------------
     Greensview II                     192             168         $15,400        $16,700       $87,000          1Q02          10.6%
          Denver, CO

     The Meridian II                   270              86          12,000         17,400        64,400          2Q02           9.8%
          Dallas, TX

                              -------------  --------------  -------------------------------------------
          Total                        462             254         $27,400        $34,100       $73,800
                              =============  ==============  ===========================================

Note: In addition, United Dominion owns nine parcels of land held for future development aggregating $12.8 million at December 31, 2001. Eight of the nine parcels represent additional phases to existing properties.

================================================================================

================================================================================

     Attachment 10
     -------------

                       UNITED DOMINION REALTY TRUST, INC.
                        DEVELOPMENT JOINT VENTURE SUMMARY
                                DECEMBER 31, 2001
                  (Dollars in thousands, except Cost Per Home)
                                   (Unaudited)

 ---------------------------------------------------------------------------------------------------
                                        2000 COMPLETIONS
 ---------------------------------------------------------------------------------------------------

                              No. of Apt.    Development     Cost Per         Date
                                 Homes           Cost          Home        Completed      % Leased
                             --------------  ------------- -------------  ------------- ------------
 New Communities:
 ----------------
     Meridian I          (A)           250        $16,400       $65,600         Jun-00          94.4%
          Dallas, TX

 ---------------------------------------------------------------------------------------------------
                                        2001 COMPLETIONS
 ---------------------------------------------------------------------------------------------------

                              No. of Apt.    Development     Cost Per         Date
                                 Homes           Cost          Home        Completed      % Leased
                             --------------  ------------- -------------  ------------- ------------
 New Communities:
 ----------------
     Parke 33                          264        $17,100       $64,800         Feb-01          92.0%
          Lakeland, FL

     Sierra Canyon       (A)           236         15,400        65,300         Mar-01          97.9%
          Phoenix, AZ

     Oaks at Weston                    380         28,000        73,700         Mar-01          82.9%
          Raleigh, NC

     Mandolin            (A)           308         21,100        68,500         Sep-01          99.4%
          Dallas, TX

                             --------------  ------------- -------------
          Total                      1,188        $81,600       $68,700
                             ==============  ============= =============

 (A) On December 28, 2001, UDRT purchased these properties from the joint venture for a total cash outlay of $57.2 million, which is net of UDR's equity in the joint venture.

================================================================================

   =============================================================================

   Attachment 11
   -------------
                       UNITED DOMINION REALTY TRUST, INC.
                               DISPOSITION SUMMARY
                                DECEMBER 31, 2001
                             (Dollars in thousands)
                                   (Unaudited)

                                                       Date of         No. of Apt.       Sales
                                                         Sale            Homes           Price            Gain
                                                     --------------   -------------   ------------   -------------
   Apartment Communities
   ------------------------------------
     1. Twin Coves                                        1/3/2001             130    $      6,570
           Baltimore, MD
     2. Glenridge                                        1/11/2001              40           2,970
           Monterey Peninsula, CA
     3. Santanna                                         3/30/2001              81           6,000
           Monterey Peninsula, CA
     4. Pembroke Bay                                     4/20/2001             358          23,400
           Pembroke Pines, FL
     5. University Club                                  4/20/2001             164          11,480
           Tamarac, FL
     6. Cleary Court                                     4/20/2001             192          13,440
           Plantation, FL
     7. Copperfield                                      4/20/2001             352          24,640
           Coral Springs, FL
     8. Polo Chase                                       4/20/2001             320          22,400
           Wellington, FL
     9. Mediterranean Village                            4/20/2001             252          17,640
           Miami, FL

                                                                      ------------    ------------
        2001 YTD Total for Depreciable Property                              1,889         128,540

   Undeveloped Land
   ------------------------------------
     1. Mason Road                                       8/22/2001             n/a           2,760
           Houston, TX
     2. Salisbury                                        9/21/2001             n/a           2,800
           Chesterfield, VA
     3. Wakefield Plantation                            10/16/2001             n/a           3,880
           Raleigh, North Carolina
     4. Frisco                                          11/14/2001             n/a           1,740
           Collin County, Texas
     5. Park at Cordova                                 12/18/2001             n/a           1,580
           Shelby County, Tennessee

                                                                      ------------    ------------
        2001 YTD Total for Land Sales                                            -          12,760

                                                                      ------------    ------------    ------------
        2001 YTD Grand Total                                                 1,889    $    141,300    $     24,748
                                                                      ============    ============    ============

   =============================================================================

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED DOMINION REALTY TRUST, INC.



Date:   March 15, 2002                    /s/ Christopher D. Genry
     -----------------------------        ------------------------
                                          Christopher D. Genry
                                          Executive Vice President and
                                          Chief Financial Officer

Date:   March 15, 2002                    /s/ Scott A. Shanaberger
     -----------------------------        ------------------------
                                          Scott A. Shanaberger
                                          Senior Vice President and
                                          Chief Accounting Officer

                                       17